THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF TIDS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT")

$40,000.00

REGEN BIOPHARMA, INC.

8% CONVERTIBLE REDEEMABLE NOTE DUE SEPTEMBER 7, 2018

BACK END NOTE

FOR VALUE RECEIVED, Regen Biopharma, Inc. (the "Company") promises to pay to the order of LG CAPITAL FUNDING, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of Forty Thousand Dollars (U.S. $40,000.00) on September 7, 2018 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on September 7, 2017. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regard ing registration and transfers of this Note. The principal of, and interest on, this Note are payable at 1218 Union Street, Suite #2, Brooklyn, NY 11225, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address ap pearing on the records of the Company. The forwarding of such check or wire transfer shall con stitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. In terest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

1.                  This Note is exchangeable for an equal aggregate principal amount of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

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2.                  The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.                  This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due present ment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.                  (a) The Holder of this Note is entitled, at its option, at any time, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") at a price ("Conversion Price") for each share of Common Stock equal to 65% of the lowest trading price of the Common Stock as re ported on the National Quotations Bureau OTC Market Exchange which the Company's shares are traded or any exchange upon which the Common Stock may be traded in the future ("Ex change"), for the twentv prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is deliv ered by fax or other electronic method of communication to the Company or its transfer agent af ter 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Accrued but unpaid interest shall be subject to conversion. No frac tional shares or scrip representing fractions of shares will be issued on conversion, but the num ber of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company's Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pend ing this increase. In the event the Company experiences a DTC "Chill" on its shares, the Con version Price shall be decreased to 55% instead of 65% while that "Chill" is in effect. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would ex ceed 9.9% of the outstanding shares of the Common Stock of the Company. All the terms set forth herein, including but not limited to interest rate, prepayment terms, conversion discount or lookback period will be adjusted downward (i.e. for the benefit of the Holder) if the Company offers a more favorable conversion discount (whether via interest, rate OID or otherwise) or lookback period to another party or otherwise grants any more favorable terms to any third party than those contained herein while this note is in effect.

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(b)               Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock ("Interest Shares"). The Holder may, at any time, send in a Notice of Conversion to the Company for In terest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid prin cipal balance of this Note to the date of such notice.

(c)                This Note may not be prepaid, except that if the $40,000.00 Rule 144 con- vertible redeemable note issued by the Company of even date herewith is redeemed by the Com pany within 6 months of the issuance date of such Note, all obligations of the Company under this Note and all obligations of the Holder under the Holder issued Back End Note will be auto matically be deemed satisfied and this Note and the Holder issued Back End Note will be auto matically be deemed cancelled and of no further force or effect.

(d)                Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being re ferred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the un paid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)                In case of any Sale Event (not to include a sale of all or substantially all of the Company's assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the considera tion received by the holders of Common Stock is other than cash, the value shall be as deter mined by the Board of Directors of the Company or successor person or entity acting in good faith.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this notet he time, place, and rate, and in the form, herein prescribed.

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6.                  The Company hereby expressly waives demand and presentment for pay- ment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.                  The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

(a)                The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)               Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Se curities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)                The Company shall fail to perform or observe, in any respect, any cove- nant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d)               The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trus tee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a peti tion for bankruptcy relief, consent to the filing of such petition or have filed against it an invol untary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)                A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with in sixty (60) days after such appointment; or

(f)                 Any governmental agency or any court of competent jurisdiction at the in- stance of any governmental agency shall assume custody or control of the whole or any substan tial portion of the properties or assets of the Company; or

(g)               One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

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(h)                The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such de fault within the appropriate grace period; or

(i)                 The Company shall have its Common Stock delisted from a trading mar- ket (including the OTC markets) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days or ceases to file its 1934 act reports with the SEC;

(j) If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)               The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(1)                 The Company shall not replenish the reserve set forth in Section 12, with- in 3 business days of the request of the Holder.

(m)               The Company's Common Stock has a closing bid price of less than

$0.0017 per share for at least 5 consecutive trading days; or

(n)               The aggregate dollar trading volume of the Company's Common Stock is less than twenty thousand dollars ($20,000.00) in any 5 consecutive trading days; or

(o)               The Company shall cease to be "current" in its filings with the Securities and Exchange Commission.

(p)  The Company shall lose the "bid" price for its stock and a market (including the OTC marketplace or other exchange)

Then, or at any time thereafter, unless cured (except for 8(m) and 8(n) which are incurable de faults, the sole remedy of which is to allow the Holder to cancel both this Note and the Holder Issued Note, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subse quent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (fur ther) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwith standing, and the Holder may immediately, and without expiration of any period of grace, en force any and all of the Holder's rights and remedies provided herein or any other rights or reme dies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. Further, if a breach of Section 8(0) occurs or is continuing after the 6 month anniversary of the Note, then the Holder shall be entitled to use the lowest closing bid price dur ing the delinquency period as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50% the Holder may elect to convert future conversions at $0.005 per share. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

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If the Holder shall commence an action or proceeding to enforce any provisions of this Note, in cluding, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Make-Whole for Failure to Deliver Loss. At the Holder's election, if the Company fails for any reason to deliver to the Holder the conversion shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows:

Failure to Deliver Loss= [(Highest VWAP price for the 30 trading days on or after the day of exercise) x (Number of conversion shares)]

The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder's written notice to the Com pany.

9.                   In case any provision of this Note is held by a court of competent jurisdic- tion to be excessive in scope or otherwise invalid or unenforceable, such provision shall be ad justed rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10. Neither this Note nor any term hereof may be amended, waived, dis- charged or terminated other than by a written instrument signed by the Company and the Holder.

11.              The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a "shell issu er. Further. The Company will instruct its counsel to either (i) write a 144 opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder's counsel.

12.           Prior to cash funding of this Note, The Company will issue irrevocable transfer agent instructions reserving 3x the number of shares of Common Stock necessary to al low the holder to convert this note based on the discounted conversion price set forth in Section 4(a) herewith. The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, the reserve representing this Note shall be cancelled. The Company will pay all transfer agent costs associated with issuing and delivering the shares. If such amounts are to be paid by the Holder, it may deduct such amounts from the Conversion Price. Conversion Notices may be sent to the Company or its transfer agent via electric mail. The Company will instruct its transfer agent to provide the outstanding share information to the Holder in connection with its conversions.

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13.              The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.             If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automati cally be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

15.              This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York or in the Federal courts sitting in the county or city of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly execut ed by an officer thereunto duly authorized.

Dated: September 11, 2017

/s/ David R. Koos
Chairman and CEO

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ __________ of the above Note into __________ Shares of Common Stock of Regen Biopharma, Inc. ("Shares") according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other truces and charges payable with respect thereto.

Date of Conversion:
Applicable Conversion Price:

Signature:
[Print Name of Holder and Title of Singer]

Address:

SSN or EIN:
Shares to be registered in the following name:

Name
Address:
Tel:
FAX:
SSN or EIN

Shares are to be sent or delivered to the following account:

Account Name:
Address: